UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 16, 2008
CANARGO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation
P.O. Box 291, St. Peter Port
Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code +44 1481 729 980

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7—Regulation FD
Item 7.01. Regulation FD Disclosure.
Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.
Section 7—Regulation FD

Item 7.01.	Regulation FD Disclosure.
April 16, 2008 — Guernsey, Channel Islands — CanArgo Energy Corporation (“CanArgo” or the “Company”) (OSE: CNR, AMEX: CNR) announces that well testing operations resumed today at its Manavi 12 well in Georgia.
The Manavi 12 (M12) well was drilled to a total depth of 16,762 feet (5,109 metres) in December 2006 having encountered a number of significant hydrocarbon shows throughout the Cretaceous carbonate interval which was the primary target in the well. Initial testing responded with limited flow due to either formation damage or lower than expected permeability, but did produce oil (40.5o API) and gas to surface. It was subsequently decided to acid fracture stimulate a selected reservoir interval and this operation was completed in late January 2008.
Following the acid stimulation, the well was flowed back for a period to recover the frac fluids (spent acid and chemicals). The initial flow-back contained encouraging shows of oil and gas, but the maximum oil cut observed was only 5-7%. It appeared that there was a significant water incursion into the wellbore with no indication as to the source of this excess water. It was noted that following an earlier testing of the well, an oil cut of approximately 50% was observed. Before further testing could be carried out, it was necessary to replace the frac string with proper 2 7/8 inch production grade tubing as planned so as to enable a comprehensive well testing program to be undertaken. This operation involved setting a mechanical plug in the lower completion string so as to isolate and prevent possible damage by well completion fluids to the newly cleaned reservoir, and replace the upper completion. The installation of these components was originally expected to be completed within two weeks, but due to a mechanical failure of the coil tubing unit and subsequent problems with the wireline operation, replacement equipment had to be mobilised to Georgia to complete the operation. This work has now been completed and the well has been returned to flow.
Immediately prior to opening the M12 well to flow, the well head pressure was recorded as 2,200 psi (149.6 atmospheres). The well is currently cleaning up, which may take several days, and is flowing at a rate of up to 1,210 barrels of fluids per day with a flowing well head pressure of 1,885 psi (128.2 atmospheres). The well will be flow tested for a sufficient period through various choke sizes and once flow is stabilized, a wireline-conveyed production logging tool will be run in the well to help locate fluid entry points to the well, attempt to determine the source of the excess water and to evaluate the production characteristics of the reservoir. This testing program is expected to take a number of weeks.

The information in this report (including its exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section. The information in this report (including its exhibit) shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
A copy of the Press Release is attached hereto as Exhibit 99.1,
Section 9—Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit No.	Exhibit Description
99.1	Press Release dated April 16, 2008 issued by CanArgo Energy Corporation.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: April 17, 2008	By:	/s/ Jeffrey Wilkins
Jeffrey Wilkins, Corporate Secretary

CanArgo Energy Corporation
FOR IMMEDIATE RELEASE IN EUROPE & NORTH AMERICA
WELL TESTING OPERATIONS RESUME AT MANAVI 12
April 16, 2008 — Guernsey, Channel Islands — CanArgo Energy Corporation (“CanArgo” or the “Company”) (OSE: CNR, AMEX: CNR) announces that well testing operations resumed today at its Manavi 12 well in Georgia.
The Manavi 12 (M12) well was drilled to a total depth of 16,762 feet (5,109 metres) in December 2006 having encountered a number of significant hydrocarbon shows throughout the Cretaceous carbonate interval which was the primary target in the well. Initial testing responded with limited flow due to either formation damage or lower than expected permeability, but did produce oil (40.5o API) and gas to surface. It was subsequently decided to acid fracture stimulate a selected reservoir interval and this operation was completed in late January 2008.
Following the acid stimulation, the well was flowed back for a period to recover the frac fluids (spent acid and chemicals). The initial flow-back contained encouraging shows of oil and gas, but the maximum oil cut observed was only 5-7%. It appeared that there was a significant water incursion into the wellbore with no indication as to the source of this excess water. It was noted that following an earlier testing of the well, an oil cut of approximately 50% was observed. Before further testing could be carried out, it was necessary to replace the frac string with proper 2 7/8 inch production grade tubing as planned so as to enable a comprehensive well testing program to be undertaken. This operation involved setting a mechanical plug in the lower completion string so as to isolate and prevent possible damage by well completion fluids to the newly cleaned reservoir, and replace the upper completion. The installation of these components was originally expected to be completed within two weeks, but due to a mechanical failure of the coil tubing unit and subsequent problems with the wireline operation, replacement equipment had to be mobilised to Georgia to complete the operation. This work has now been completed and the well has been returned to flow.
Immediately prior to opening the M12 well to flow, the well head pressure was recorded as 2,200 psi (149.6 atmospheres). The well is currently cleaning up, which may take several days, and is flowing at a rate of up to 1,210 barrels of fluids per day with a flowing well head pressure of 1,885 psi (128.2 atmospheres). The well will be flow tested for a sufficient period through various choke sizes and once flow is stabilized, a wireline-conveyed production logging tool will be run in the well to help locate fluid entry points to the well, attempt to determine the source of the excess water and to evaluate the production characteristics of the reservoir. This testing program is expected to take a number of weeks.
CanArgo is an independent oil and gas exploration and production company with its oil and gas operations currently located in Georgia.

The matters discussed in this press release include forward-looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward-looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbour provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.
For more information please contact:
US and NORWAY
Eric Cameron, Christopher Rodsten, Fredrik Tangeraas
Gambit Hill & Knowlton AS
Tel: +47 96 62 55 94
Email: canargo@hillandknowlton.com